UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of Principal Executive Offices, and Zip Code)

(650) 681-5000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry Into a Material Definitive Agreement.

On May 7, 2020, as part of Tesla, Inc.’s (“Tesla”) continued expansion of production at Gigafactory Shanghai, Tesla (Shanghai) Co., Ltd. (“Tesla Shanghai”), a subsidiary of Tesla, entered into a Working Capital Loan Contract (the “2020 Working Capital Facility”) with Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch, as lender (“Lender”). Under the 2020 Working Capital Facility, Tesla Shanghai may draw funds from time to time on an unsecured revolving facility of up to a total of RMB 4.0 billion (or the equivalent amount drawn in U.S. dollars). The proceeds of such loans may be used only for expenditures related to production at our Gigafactory Shanghai.  The 2020 Working Capital Facility will terminate and all outstanding loans will mature on the first anniversary of the first borrowing under the loan, and the 2020 Working Capital Facility is non-recourse to Tesla or its assets.

Outstanding borrowings pursuant to the 2020 Working Capital Facility accrue interest at a rate equal to: (i) for RMB-denominated loans, the market quoted interest rate published by an authority designated by the People’s Bank of China minus 0.35%, and (ii) for U.S. dollar-denominated loans, the sum of one-year LIBOR plus 0.8%. Tesla Shanghai is subject to certain covenants, including a restriction on liens and other security interests on inventory and accounts receivable, other than specified exceptions, as well as certain customary covenants and events of default.

The Lender is also a lender under (i) the Syndication Revolving Loan Agreement and (ii) the Fixed Asset Syndication Loan Agreement, each dated December 18, 2019, with Tesla Shanghai, which are separate from the 2020 Working Capital Facility.

Item 2.03Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: May 8, 2020